Exhibit 99.2

                           JOINT FILER INFORMATION

     This Statement on Form 4 is filed jointly by (i) Virgin Entertainment Investment Holdings Limited ("VEIHL"), (ii) Corvina Holdings Limited ("Corvina"), (iii) Gamay Holdings Limited ("Gamay"), (iv) Virgin Group Holdings Limited ("VGHL"), (v) Sir Richard Branson, (vi) Cougar Investments Limited ("Cougar"), (vii) Plough Investments Limited ("Plough"), (viii) Deutsche Bank Trustee Services (Guernsey) Limited ("DBTSGL"), solely in its capacity as trustee on behalf of The Virgo Trust, The Libra Trust, The Jupiter Trust, The Mars Trust, The Venus Trust, The Leo Trust and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) Abacus (C.I.) Limited ("Abacus"), solely in its capacity as trustee on behalf of The Aquarius Trust, The Aries Trust, The Capricorn Trust, The Pisces Trust and The Saturn Trust (such trusts collectively referred to as the "Abacus Trusts"). The principal business address of each of VEIHL, Corvina, Gamay, VGHL, Abacus and the Abacus Trusts is La Motte Chambers, St. Helier, Jersey JE4 8YP. The principal business address of Sir Richard Branson is Richard's House, the Valley, Virgin Gorda, Necker Island, British Virgin Islands. The principal business address of Cougar and Plough is St. Paul's Gate, New Street, St. Helier, Jersey JE4 8YP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street, St Peter Port, Guernsey GY1
6EJ.

Name of Designated Filer: Virgin Entertainment Investment Holdings Limited

Date of Event Requiring Statement: June 5, 2007

Issuer Name and Ticker or Trading Symbol: Virgin Media Inc. (VMED)

Date: June 7, 2007

                             Virgin Entertainment Investment Holdings Limited

                             /s/ Frank Dearie
                             -----------------------------------
                             Frank Dearie
                             Director


                             Corvina Holdings Limited

                             /s/ Frank Dearie
                             -----------------------------------
                             Frank Dearie
                             Director



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                             Gamay Holdings Limited

                             /s/ Frank Dearie
                             -----------------------------------
                             Frank Dearie
                             Director


                             Virgin Group Holdings Limited

                             /s/ Frank Dearie
                             -----------------------------------
                             Frank Dearie
                             Director


                             Sir Richard Branson

                             /s/ Sir Richard Branson
                             -----------------------------------


                             Cougar Investments Limited

                             /s/ Alison Renouf
                             -----------------------------------
                             Alison Renuof
                             Director


                             Plough Investments Limited

                             /s/ Alison Renouf
                             -----------------------------------
                             Alison Renouf
                             Director


                             Abacus (C.I.) Limited (as trustee for the
                             Abacus Trusts)

                             /s/ Frank Dearie
                             -----------------------------------
                             Frank Dearie
                             Director

                             Deutsche Bank Trustee Services (Guernsey) Limited

                             /s/ Alison Renouf
                             -----------------------------------
                             Alison Renouf
                             Director

                             /s/ Tracy Martel
                             -----------------------------------
                             Tracy Martel
                             Authorised Signatory